UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

August 7, 2007 (August 7, 2007)
Date of Report (Date of earliest event reported)

EPIQ SYSTEMS, INC.

(Exact name of Registrant as specified in its charter)

Missouri	0-22081	48-1056429
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification Number)

501 Kansas Avenue
Kansas City, KS 66105

(Address of principal executive offices)

(913) 621-9500
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 8.01  Other Events.

In the first quarter of 2007, we revised the structure of our operating segments and changed the nature of the financial information that is provided to our chief operating decision makers.  Additionally, certain of the internal segment financial reporting information used to measure and evaluate the performance of our operating segments, such as allocation of certain shared costs, have been revised for consistency with the underlying reorganized segment structure.  Our new operating segments are (i) electronic discovery, (ii) bankruptcy trustee, and (iii) settlements and claims.

We initially presented and reported financial information following the new reportable segments in the Quarterly Report on Form 10-Q for the three months ended March 31, 2007.  We have revised the presentation of our reportable segments for all periods presented in the Annual Report on Form 10-K for the year ended December 31, 2006.

Subsequent to the original filing date of the Annual Report on form 10-K for the year ended December 31, 2006, we declared a 3 for 2 stock split, effected in the form of a 50% stock dividend, paid June 7, 2007.  All share and per-share amounts contained in this Form 8-K give effect to the 3 for 2 common stock split.

Our audited consolidated financial statements as of December 31, 2006 and 2005 and for each of the three years in the period ended December 31, 2006, included as Exhibit 99.7 to this report, are provided in a format that reflects the new segment reporting and adjusts retroactively share, per share, and earnings per share information to give effect to the stock split.

The information contained in this Form 8-K updates and supersedes the original filing of the Annual Report on Form 10-K for the year ended December 31, 2006 as follows:

•                  Exhibit 99.1 to this report an updated Part I, Item 1 (Business) to conform to our new segment structure,

•                  Exhibit 99.2 to this report an updated Part I, Item 1A (Risk Factors) to adjust retroactively for the stock split certain share and per share information,

•                  Exhibit 99.3 to this report an updated Part II, Item 5 (Market for the Registrant’s Common Equity, Related Stockholder Matters and Issuer Purchase of Equity Securities) to adjust retroactively for the stock split certain share and per share information,

•                  Exhibit 99.4 to this report an updated Part II, Item 6 (Selected Financial Data) to adjust retroactively for the stock split certain share and per share information,

•                  Exhibit 99.5 to this report an updated Part II, Item 7 (Management’s Discussion and Analysis of Financial Condition and Results of Operation), which conforms the discussion to our new segment structure for our results of operations for the year ended December 31, 2006 compared to the year ended December 31, 2005 and for the year ended December 31, 2005 compared to the year ended December 31, 2004, and

•                  Exhibit 99.6 to this report an updated Part II, Item 8 (Financial Statements and Supplementary Data) to adjust retroactively for the stock split certain per share information.

•                  Exhibit 99.7 to this report an updated Part IV, Item 15 (Exhibits and Financial Statement Schedules) to present the revised segment structure and to adjust retroactively for the stock split certain share and per share information contained within our consolidated financial statements.

This Form 8-K filing does not modify or update other disclosures as presented in the original filing of the Annual Report on Form 10-K for the year ended December 31, 2006.

Item 9.01               Financial Statements and Exhibits.

(d)	Exhibits.

The following exhibits are filed with this Report.

99.1	Part I, Item 1. Business. (Updated to reflect the new segment reporting)

99.2	Part I, Item 1A. Risk Factors. (Updated to reflect the 3 for 2 stock split paid June 7, 2007)

99.3	Part II, Item 5. Market for the Registrant’s Common Equity, Related Stockholder Matters and Issuer Purchases of Equity Securities. (Updated to reflect the 3 for 2 stock split paid June 7, 2007)

99.4	Part II, Item 6. Selected Financial Data. (Updated to reflect the 3 for 2 stock split paid June 7, 2007)

99.5	Part II, Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations. (Updated to reflect the new segment reporting)

99.6	Part II, Item 8 Financial Statements and Supplementary Data. (Updated to reflect the 3 for 2 stock split paid June 7, 2007)

99.7	Part IV, Item 15. Exhibits and Financial Statement Schedules. (Updated to reflect the new segment reporting and to reflect the 3 for 2 stock split paid June 7, 2007)

(1) Financial Statements.

Report of Independent Registered Public Accounting Firm
Consolidated Balance Sheets – December 31, 2006 and 2005
Consolidated Statements of Income – Years Ended December 31, 2006, 2005 and 2004
Consolidated Statements of Changes in Stockholders’ Equity – Years Ended December 31, 2006, 2005 and 2004
Consolidated Statements of Cash Flows – Years Ended December 31, 2006, 2005 and 2004
Notes to Consolidated Financial Statements

(2) Financial Statement Schedules. Epiq Systems, Inc. and Subsidiaries for each of the years in the three-year period ended December 31, 2006.

99.8	Consent of Deloitte & Touche LLP, an independent registered public accounting firm.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EPIQ SYSTEMS, INC.

Date: August 7, 2007	/s/ Tom W. Olofson
Tom W. Olofson
Chairman of the Board
Chief Executive Officer
Director